SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of Earliest Event Reported): April 15, 2004

                          THE SPORTS CLUB COMPANY, INC.
           -----------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                                    Delaware
                                 --------------
                 (State or Other Jurisdiction of Incorporation)


        1-13290                                         95-4479735
       ----------                                      --------------
(Commission File Number)                    (IRS Employer Identification Number)


                     11100 Santa Monica Boulevard, Suite 300
                          Los Angeles, California 90025
                      -------------------------------------
                    (Address of Principal Executive Offices)

                  Registrant's telephone number, including area
                               code: 310-479-5200

                                 Not Applicable
             ------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



                           Index of Exhibits on Page 2



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Item 7. Financial Statements and Exhibits

(a)  Financial Statements

     Not Applicable

(b)  Pro Forma Financial Information

     Not Applicable

(c)  Exhibits

     99.1 News Release issued by The Sports Club Company, Inc. dated April 15, 2004


Item 9. Regulation FD Disclosure

     On April 15, 2004. The Sports Club Company, Inc. (the "Company") issued a press release announcing that it was delaying the reporting of its final year-end and fourth quarter 2003 financial statements due to certain issues relative to the application of Statement of Financial Accounting Standards No. 142, Goodwill and Other Intangible Assets and Statement of Financial Accounting Standards No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets. The Company also reported that it did not meet the prescribed April 14, 2004 extension date for filing of its Annual Report on Form 10-K with the Securities and Exchange Commission. Preliminary operating results for the fourth quarter and year ended December 31, 2003 without reflecting any adjustments related to the recoverability of goodwill or impairment of fixed assets were included in the Press Release. The Company stated it expects to file its annual report on Form 10-K prior to May 15, 2004. A copy of the April 15, 2004 press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

     The information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed "filed" for purposes of Section 18 of the Securities
Exchange Act of 1934, as amended (the "Exchange Act") or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such a filing.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: April 16, 2004                       THE SPORTS CLUB COMPANY, INC.



                                            By:      /s/ Timothy O'Brien
                                                -------------------------------
                                                     Timothy M. O'Brien
                                                     Chief Financial Officer




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                                                                   EXHIBIT 99.1



                                  NEWS RELEASE




For Immediate Release                              CONTACT: Timothy M. O'Brien
                                                   Chief Financial Officer
                                                   The Sports Club Company, Inc.
                                                   (310) 479-5200



                          THE SPORTS CLUB COMPANY, INC.
                      ANNOUNCES DELAYED FINANCIAL REPORTING


LOS ANGELES, CA (April 15, 2004) - The Sports Club Company, Inc. (AMEX: SCY) today announced that it will delay reporting its final year-end and fourth quarter 2003 results due to certain issues relative to the application of Statement of Financial Accounting Standards No. 142, Goodwill and Other Intangible Assets ("FAS No. 142"), and Statement of Financial Accounting Standards No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets ("FAS No. 144"). Substantially all of the work required to prepare the Company's consolidated financial statements has been completed, however the complexities associated with accounting for the recoverability of goodwill and the impairment of fixed assets have precluded the completion of the final financial statements. As a result, the Company has not filed its required financial reports with the Securities and Exchange Commission. Further, matters raised in connection with goodwill recoverability could impact the Company's reported results for 2002. Preliminary operating results for the fourth quarter and year ended December 31, 2003, without reflecting any adjustments related to the recoverability of goodwill or impairment of fixed assets, are included at the conclusion of this press release.



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FAS No. 142 necessitates  that a company test goodwill for  recoverability  on a periodic basis. Recently the Company determined that the methodology it has been using to evaluate goodwill for recoverability was not in accordance with generally accepted accounting principles and an alternative method must be used. Further, it was concluded that the new methodology should be reapplied to the 2002 financial statements and such application may result in restatement of the Company's previously issued financial statements.

FAS No. 144 requires a company to test for the impairment of fixed assets on a periodic basis. The Company recently determined it was necessary to employ an outside professional valuation firm to assist it in determining if the fixed assets at certain of its locations have been impaired. The valuation firm and the Company are currently performing this evaluation.

Because of the time required to complete the accounting evaluations required by FAS No. 142 and FAS No. 144, management was not able to finalize the Company's consolidated financial statements and file the Annual Report on Form 10-K for the year ended December 31, 2003 by the prescribed extended due date of April 14, 2004. The Company expects to complete this work and file its Annual Report prior to May 15, 2004.

All statements in this press release other than statements of historical fact are forward looking statements within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. These statements are based on management's current expectations and beliefs and are subject to a number of factors and uncertainties that could cause actual results to differ materially from those described in this press release. The forward looking statements speak only as of the date of this press release, and the Company expressly disclaims any obligations to release publicly any update or revision to any forward looking statement contained herein if there are changes in the Company's expectations or if any events, conditions or circumstances on which any such forward looking statement is based.

The Sports Club Company, based in Los Angeles, California owns and operates luxury sports and fitness complexes nationwide under the brand name "The Sports Club/LA."

                                       ###


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                         The SPORTS CLUB COMPANY, INC.
        PRELIMINARY CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (1)
    For The Three Months and Twelve Months Ended December 31, 2002 and 2003
                (Amounts in thousands, except per share amounts)

                                  Three Months Ended        Twelve Months Ended
                                    December 31,                December 31,
                                  2002          2003        2002           2003
                                  ----          ----        ----           ----
Revenues                       $30,744       $36,029    $120,853       $133,371

Operating expenses:
  Direct                        26,038        28,727     100,973        107,925
  Reimbursed costs                --           1,352        --            2,383
  General and administrative     1,659         1,921       7,414          7,840
  Selling                        1,240         1,236       4,907          4,902
  Depreciation and amortization  2,964         3,132      11,909         12,052
  Pre-opening expenses              (1)          581         130          2,258
                               ------------------------------------------------
   Total operating expenses     31,900        36,949     125,333        137,360
                               ------------------------------------------------
      Loss from operations      (1,156)         (920)     (4,480)        (3,989)

Other income (expense):
  Net interest expense          (3,389)       (3,713)    (13,420)       (13,750)
  Minority interests               (38)          (37)       (150)          (150)
  Non-recurring gain               --            --          127            --
                               ------------------------------------------------

     Loss before inocme taxes   (4,583)       (4,670)    (17,923)       (17,889)

Income tax provision (benefit)     134            70        (310)           485
                               -------------------------------------------------
       Net loss                 (4,717)       (4,740)    (17,613)       (18,374)

Dividends on preferred stock       351           351         888          1,400
                               -------------------------------------------------
       Net loss available to
         common shareholders   $(5,068)      $(5,091)   $(18,501)      $(19,774)
                               -------------------------------------------------
                               -------------------------------------------------

Net loss per share:
   Basic                        $(0.28)       $(0.28)     $(1.02)        $(1.08)
                               -------------------------------------------------
                               -------------------------------------------------
   Diluted                      $(0.28)       $(0.28)     $(1.02)        $(1.08)
                               -------------------------------------------------
                               -------------------------------------------------
Weighted average shares outstanding:
   Basic                        18,100        18,404      18,080         18,316
                               -------------------------------------------------
                               -------------------------------------------------
   Diluted                      18,100        18,404      18,080         18,316
                               -------------------------------------------------
                               -------------------------------------------------

(1) The preliminary operating results for 2002 and 2003 do not reflect any potential adverse adjustments related to the recoverability of goodwill or the impairment of fixed assets as described in the text of this press release. The final 2002 and 2003 operating results may vary significantly from these preliminary operating results.

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